AMENDMENT TO AGREEMENT AND PLAN OF MERGER



          THIS AMENDMENT TO AGREEMENT AND PLAN OF MERGER ("Amendment"), is made and entered into as of September 30, 2005 by and among KUSHI NATURAL FOODS CORPORATION, a Delaware corporation ("Parent"), KUSHI SUB, INC., a Delaware corporation and a wholly owned subsidiary of Parent ("Acquisition Sub") and HANXIN (CORK) INTERNATIONAL HOLDING CO., LTD., a British Virgin Islands limited liability corporation (the "Company"), as the direct parent of XI'AN CORK INVESTMENTS CONSULTATIVE MANAGEMENT CO., LTD. ("Investments") and the indirect parent of XIAN HAN XIN SCIENCE AND TECHNOLOGY CO., LTD. ("Hanxin"), both of which subsidiaries are corporations incorporated under the laws of The People's Republic of China (Parent, Acquisition Sub, the Company, Investments and Hanxin are referred hereinafter as the "Parties").

                               W I T N E S S E T H

          WHEREAS the Parties have entered into that certain Agreement and Plan of Merger dated July 11, 2005 (the "Agreement"); and

          WHEREAS the Merger contemplated by the Agreement has become effective; and

          WHEREAS, pursuant to Section 6.03 of the Agreement, the Company has a right to rescind the transactions contemplated by the Agreement under certain circumstances; and

          WHEREAS the Parties desire to remove the provisions of Section 6.03 from the Agreement.

           NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:



           1. Section 6.03 is hereby deleted from the Agreement.

           2. Except as set forth herein, the Agreement is ratified and confirmed in all respects and all other provisions therein shall continue in full force and effect.

           3. All capitalized terms not defined herein shall have the meaning ascribed to them in the Agreement.

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         IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date first written above.

                                            KUSHI NATURAL FOODS
                                            CORPORATION


                                            By: /S/ EUGENE STRICKLER
                                                ---------------------
                                            Name:  Eugene Strickler
                                            Title:  President


                                            KUSHI SUB, INC.

                                            By: /S/ EUGENE STRICKLER
                                                ---------------------
                                            Name:  Eugene Strickler
                                            Title:  President


                                            HANXIN (CORK) INTERNATIONAL
                                            HOLDING CO., LTD.

                                            By: /S/ FANGSHE ZHANG
                                                -----------------
                                            Name:  Fangshe Zhang
                                            Title:  Chairman

                                            XI'AN CORK INVESTMENTS
                                            CONSULTATIVE MANAGEMENT CO., LTD.

                                            By: /S/ FANGSHE ZHANG
                                                -----------------
                                            Name:  Fangshe Zhang
                                            Title:  Chairman

                                            XIAN HAN XIN SCIENCE AND
                                            TECHNOLOGY CO., LTD


                                            By: /S/ FANGSHE ZHANG
                                                -----------------
                                            Name: Fangshe Zhang
                                            Title:  Chairman